Legg Mason Value Trust, Inc. Investment Commentary and Quarterly Report to Shareholders June 30, 2007

Contents

Commentary
Investment Commentary	ii

Quarterly Report to Shareholders
President’s Letter	1
Performance Information	3
Portfolio of Investments	10

ii Investment Commentary

Legg Mason Value Trust, Inc.

Total returns for the Fund for various periods ended June 30, 2007, are presented below, along with those of a comparative index:

Average Annual Total Returns
	Three Months	One Year	Five Years	Ten Years	Fifteen Years	Since InceptionA
Value Trust:
Primary Class	+6.49%	+16.86%	+12.87%	+10.45%	+14.93%	+15.92%
Class R	+6.62%	N/A	N/A	N/A	N/A	+4.57	%B
Financial Intermediary Class	+6.67%	+17.62%	+13.63%	N/A	N/A	+7.11%
Institutional Class	+6.73%	+18.01%	+14.00%	+11.55%	N/A	+17.24%
S&P 500 Stock
Composite IndexC	+6.28%	+20.59%	+10.71%	+7.13%	+11.19%	+13.72%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for Class R, Financial Intermediary Class and Institutional Class please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The expense ratios for the Primary Class, Class R, Financial Intermediary Class and Institutional Class are 1.70%, 1.28%, 1.03%, and 0.70%, respectively. The expense ratio represents the Fund’s total annual operating expenses for each share class as indicated in the Fund’s prospectus dated August 1, 2007. These expenses include management fees, 12b-1 distribution and service fees and other expenses.

The Fund’s Board of Directors has currently limited payments of 12b-1 fees under the Fund’s Class R and Financial Intermediary Class Distribution Plans to 0.50% and 0.25%, respectively. Pursuant to each Distribution Plan, the Board of Directors may authorize payment of up to 0.75% and 0.40% of the Fund’s Class R and Financial Intermediary Class shares’ average net assets, respectively, without shareholder approval.

Market Comments: Second Quarter 2007

The Legg Mason Value Trust’s Primary Class slightly outperformed the market in the second calendar quarter, rising 6.49% compared to 6.28% for the S&P 500 Stock Composite Index. This brings the Primary Class’s year to date returns to 4.8% compared to the S&P’s 7%.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary iii

Our returns this year compared to the market’s are primarily due to our exposure to housing and housing related securities, and our lack of exposure to energy. A few thoughts on both are in order.

Owning housing stocks in the midst of the worst housing market in at least 15 years, and one where the problems may linger until 2009, may prompt a reaction similar to that one client had when we bought a company in the midst of a scandal: don’t you read the papers? At LMCM we actually try to buy low and sell high, and you don’t buy low when everything is great and the headlines reflect it. Usually (but not always), when you read about some industry or company having the worst time since some period of years, or even decades, ago, you will find that buying that industry or company when it was going through those difficulties proved quite profitable if your time horizon wasn’t measured in days or months. The headlines today are all about this being the worst housing market since the early 1990s. Had you bought housing stocks during that previous period of duress, you would have made many times your money and handily outperformed the market over the subsequent decade.

We were clearly too early in buying these stocks in late 2005 and 2006 – and if you are early enough that is indistinguishable from being wrong – thinking that the US housing experience would be similar to that in the UK and Australia, a correction from inflated levels that would be over in less than 2 years, that is, just about now. The very poor housing fundamentals, now exacerbated by a subprime loan collapse and the continuing upward repricing of adjustable rate mortgages made in the past few years, show no signs of improvement. But the market looks forward, and by the time those signs are tangible and evident, the stocks will likely be a lot higher. If we did not own housing or housing related stocks (such as Countrywide Financial) we would be buying them now, amidst the panic selling currently underway. That said, just because we own them does not mean we won’t sell them if we think we can improve the portfolio’s long term risk/reward profile by doing so.

Energy and energy related stocks continue to be among the market’s best performers and we don’t own them. That sector was the strongest performer in the month of June, in the second calendar quarter of 2007, in the 6 months ending June 30, and in the three and five year periods ending June 30. Only in the 12 months ending June 30 did other sectors perform better. It is said the only thing worse than being wrong is staying wrong. The question for us now is have we experienced a long cycle in energy, or is this a secular change where energy prices will not decline in real terms, as has been the historic norm, but will be stable or maybe even increase after adjusting for inflation?

That question should be answerable shortly. We are at or near the high prices for oil that were reached last summer. Most other commodities prices have peaked and have now declined from the highs achieved either last year or earlier this year, including nickel, once thought to be in a secular shortage situation, and corn, whose price has been boosted by government mandated ethanol programs. If oil retreats from these or modestly higher

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

iv Investment Commentary

levels over the next 6 months, it is likely that we are nearing the end of a long cycle. If it breaks out to new highs and stays there, then the secular story may carry the day. Interestingly, prices for natural gas, which is both environmentally friendly and long term substitutable for oil, are not only less than half the levels reached post Katrina, they are also below the average price of the past year or so. Finally, speculative interest in oil futures on the commodities exchanges is at record levels, while oil companies and others in the industry are net short the commodity, believing the price will decline. Stay tuned.

I am constantly asked for my market outlook, so I will give one, not because I know but because I am asked.

The market last week had its worst week since the fall of 2002, which was a pretty good time to buy stocks. Other things equal, lower stock prices mean values are better and future rates of return higher. This latest sell off to 1458 on the S&P 500 – from a high of 1553 reached only a few weeks ago – puts us still above the 1449 level of February 26, which preceded the sell off in early March that occasioned much angst but of course should have been bought. We are now trading just about the same level after this sell-off that marked the high before that sell off.

The proximate cause of this sell off is a reappraisal of risk in the credit markets, starting first at subprime but now having spread to the riskier parts of corporate credit, namely high yield bonds and loans to finance buy-outs. Many high profile deals are being delayed, and banks have been unable or unwilling to sell bridge loans into the secondary market, raising fears about future credit problems. While all this is understandably unnerving, there was a lot of sloppy underwriting in subprime, and risk premia in deals were too low, in my opinion. The current problems in the credit markets are a prelude to sounder lending in the future.

Stocks are lower in the claim chain on corporate assets than bonds, so when bond-holders demand better returns, stocks suffer in the short run. In the intermediate or long run, stock returns depend on valuation relative to fundamentals such as growth rates and return on capital.

According to data compiled by Bloomberg, stocks are now the cheapest they have been in 16 years. The S&P 500 is valued at 15.4x estimated earnings, the lowest since January 1991. Again, a pretty good time to be a buyer of stocks!

Even after this decline in the stock market, over the past 12 months the market is up 16% with dividends reinvested, which is well above the long-term average.

I began the year quite bullish and remain so.

Bill Miller CFA

July 30, 2007

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

5

Investment Commentary v

All investments are subject to risk including possible loss of principal.

The views expressed in this commentary reflect solely those of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and Legg Mason Value Trust, Inc. and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by Legg Mason Value Trust, Inc. or Legg Mason Investor Services, LLC as to its accuracy or completeness.

References to particular securities are intended only to explain the rationale for the Adviser’s action with respect to such securities. Such references do not include all material information about such securities, including risks, and are not intended to be recommendations to take any action with respect to such securities.

A

The Fund’s Primary Class inception date is April 16, 1982. The Financial Intermediary Class inception date is March 23, 2001. The Institutional Class inception date is December 1, 1994. Class R inception date is December 28, 2006. Index returns are for periods beginning April 30, 1982. Although it is not possible to invest in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.

B	Performance for periods less than one year are not annualized.

C	A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.

N/A	— Not applicable

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

6

Quarterly Report to Shareholders

Quarterly Report to Shareholders

To Our Shareholders,

We are pleased to provide you with Legg Mason Value Trust’s quarterly report for the three months ended June 30, 2007. Total returns for various periods ended June 30, 2007 are:

	Total Returns
	Three Months	Twelve Months
Value Trust:
Primary Class	+6.49%	16.86%
Class R	+6.62%	N/A
Financial Intermediary Class	+6.67%	17.62%
Institutional Class	+6.73%	18.01%
S&P 500 Stock Composite IndexA	+6.28%	+20.59%
Value Line IndexB	+4.68%	+16.66%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for Class R, Financial Intermediary Class and Institutional Class please call 1-888-425- 6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the Fund share classes included in the report, please contact your financial advisor.

Since June 30, the U.S. fixed-income markets have experienced a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. However, these concerns have since broadened to include a wider range of financial institutions and markets. As a result, domestic and international equity markets have also experienced heightened volatility in recent weeks.

A

A market-capitalization weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stockmarket. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.

B	Composed of approximately 1700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large-and small-capitalization companies.

N/A—Not applicable.

Quarterly Report to Shareholders

The Board of Directors recently approved a long-term capital gain distribution of $1.28217 per share payable June 22, 2007 to shareholders of record on June 20, 2007.

Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

Sincerely,

John F. Curley, Jr.	Mark R. Fetting
Chairman	President

July 30, 2007

Quarterly Report to Shareholders

Performance Information

Legg Mason Value Trust, Inc.

The graphs on the following pages compare the Fund’s total returns to the S&P 500 Stock Composite and Value Line indices. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in Class R, Financial Intermediary Class and the Institutional Class for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing each securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the indices’ results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

Periods Ended June 30, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+16.86%	+16.86%
Five Years	+83.17%	+12.87%
Ten Years	+170.11%	+10.45%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Quarterly Report to Shareholders

Growth of a $1,000,000 Investment — Class R

Periods Ended June 30, 2007

Cumulative Total Return
Life of Class*	+4.57%

*	Inception Date — December 28, 2006

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for the period beginning December 31, 2006.

Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Financial Intermediary Class

Periods Ended June 30, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+17.62%	+17.62%
Five Years	+89.43%	+13.63%
Life of Class*	+53.87%	+7.11%

*	Inception date: March 23, 2001

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning March 31, 2001.

Quarterly Report to Shareholders

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended June 30, 2007

	Cumulative Total Return	Average Annual Total Return
One Year	+18.01%	+18.01%
Five Years	+92.57%	+14.00%
Ten Years	+198.24%	+11.55%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Quarterly Report to Shareholders

Performance Information — Continued

Portfolio Composition (as of June 30, 2007)C

(As a percentage of the portfolio)

Top Ten Holdings (as of June 30, 2007)

Security	% of Net Assets
Amazon.com Inc.	7.3%
Tyco International Ltd.	5.6%
Sprint Nextel Corp.	5.2%
The AES Corp.	5.2%
Google Inc.	5.1%
Qwest Communications International Inc.	4.9%
UnitedHealth Group Inc.	4.4%
J.P. Morgan Chase and Co.	4.3%
Sears Holdings Corp.	4.0%
Aetna Inc.	3.9%

C	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Quarterly Report to Shareholders

Selected Portfolio PerformanceD

Strongest performers for the quarter ended June 30, 2007E
1. Amazon.com Inc.	+71.9%
2. Expedia Inc.	+26.4%
3. Eastman Kodak Co.	+24.6%
4. General Motors Corp.	+24.4%
5. Google Inc.	+14.1%
6. Aetna Inc.	+12.8%
7. International Business Machines Corp.	+12.1%
8. Hewlett-Packard Co.	+11.4%
9. Sprint Nextel Corp.	+9.4%
10. Cisco Systems Inc.	+9.1%

Weakest performers for the quarter ended June 30, 2007E
1. Pulte Homes Inc.	-15.0%
2. Yahoo! Inc.	-13.3%
3. IAC/InterActiveCorp	-8.2%
4. KB HOME	-7.2%
5. Seagate Technology	-6.1%
6. Electronic Arts Inc. (EA)	-6.0%
7. Sears Holding Corp.	-5.9%
8. Centex Corp.	-3.9%
9. UnitedHealth Group Inc.	-3.5%
10. eBay Inc.	-2.9%

Portfolio Changes

Securities added during the quarter	Securities sold during the quarter
None	Amgen Inc.
Dell Inc.
Masco Corp.
NIKE Inc.

D	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
E	Securities held for the entire quarter.

Quarterly Report to Shareholders

Portfolio of Investments

Legg Mason Value Trust, Inc.

June 30, 2007 (Unaudited)

(Amounts in Thousands)

	Shares/Par	Value
Common Stocks and Equity Interests — 99.8%
Consumer Discretionary — 30.2%
Automobiles — 0.6%
General Motors Corp.	3,100	$117,180

Household Durables — 3.2%
Centex Corp.	6,200	248,620	A
KB HOME	4,100	161,417
Pulte Homes Inc.	11,000	246,950

		656,987

Internet and Catalog Retail — 12.8%
Amazon.com Inc.	22,083	1,510,712	A,B
Expedia Inc.	19,210	562,669	A,B
IAC/InterActiveCorp	16,610	574,855	A,B

		2,648,236

Leisure Equipment and Products — 2.9%
Eastman Kodak Co.	21,500	598,345	A

Media — 4.4%
The DIRECTV Group Inc.	17,277	399,264	B
Time Warner Inc.	24,000	504,960

		904,224

Multiline Retail — 4.0%
Sears Holdings Corp.	4,900	830,550	B

Specialty Retail — 2.3%
The Home Depot Inc.	12,000	472,200

Financials — 14.0%
Consumer Finance — 1.7%
Capital One Financial Corp.	4,446	348,705

	Shares/Par	Value
Financials — Continued
Diversified Financial Services — 6.9%
Citigroup Inc.	10,506	$538,832
J.P. Morgan Chase and Co.	18,500	896,325

		1,435,157

Insurance — 2.4%
American International Group Inc.	7,100	497,213

Thrifts and Mortgage Finance — 3.0%
Countrywide Financial Corp.	17,000	617,950

Health Care — 11.8%
Health Care Providers and Services — 10.2%
Aetna Inc.	16,200	800,280
Health Net Inc.	7,261	383,354	A,B
UnitedHealth Group Inc.	17,950	917,963

		2,101,597

Pharmaceuticals — 1.6%
Pfizer Inc.	13,000	332,410
Industrials — 7.5%
Industrial Conglomerates — 7.5%
General Electric Co.	10,500	401,940
Tyco International Ltd.	33,966	1,147,723

		1,549,663

Information Technology — 21.0%
Communications Equipment — 2.3%
Cisco Systems Inc.	12,007	334,381	B
Motorola Inc.	7,702	136,329

		470,710

Portfolio of Investments — Continued

Legg Mason Value Trust, Inc. — Continued

	Shares/Par	Value
Information Technology — Continued
Computers and Peripherals — 4.7%
Hewlett-Packard Co.	8,700	$388,194
International Business Machines Corp.	3,002	315,918
Seagate Technology	12,500	272,125

		976,237

Internet Software and Services — 11.2%
eBay Inc.	18,000	579,240	B
Google Inc.	2,000	1,046,760	B
Yahoo! Inc.	24,900	675,537	B

		2,301,537

Software — 2.8%
CA Inc.	10,400	268,632
Electronic Arts Inc. (EA)	6,604	312,516	B

		581,148

Telecommunication Services — 10.1%
Diversified Telecommunication Services — 4.9%
Qwest Communications International Inc.	102,946	998,578	A,B

Wireless Telecommunication Services — 5.2%
Sprint Nextel Corp.	52,000	1,076,920

Utilities — 5.2%
Independent Power Producers and Energy Traders — 5.2%
The AES Corp.	49,105	1,074,419	A,B

Total Common Stocks and Equity Interests
(Cost — $12,557,164)		20,589,966

	Shares/Par	Value
Repurchase Agreements — 0.1%
Bank of America
5.22%, dated 6/29/07, to be repurchased at $6,431 on 7/2/07 (Collateral: $6,670 Fannie Mae discount note, 0%, due 10/26/07, value $ 6,556)	$6,427	$6,427
Goldman Sachs & Co.
5.23%, dated 6/29/07, to be repurchased at $6,431 on 7/2/07 (Collateral: $7,204 Fannie Mae note, 4.50%, due 8/1/35, value $ 6,574)	6,428	6,428

Total Repurchase Agreements (Cost — $12,855)		12,855
Total Investments — 99.9% (Cost — $12,570,019)C		20,602,821
Other Assets Less Liabilities — 0.1%		25,502

Net Assets — 100.0%		$20,628,323

Net Asset Value Per Share:
Primary Class		$74.95

Class R		$82.11

Financial Intermediary Class		$82.18

Institutional Class		$83.89

A

As defined in the Investment Company Act of 1940, an ”Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At June 30, 2007, the total market value of Affiliated Companies was $5,951,552 and the cost was $3,545,597.

B	Non-income producing.
C

Aggregate cost for federal income tax purposes is substantially the same as book cost. At June 30, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes was substantially as follows:

Gross unrealized appreciation	$8,700,391
Gross unrealized depreciation	$(667,589)

Net unrealized appreciation/ (depreciation)	$8,032,802

Fund Information

Investment Adviser

Legg Mason Capital Management, Inc.

Baltimore, MD

Board of Directors

John F. Curley, Jr., Chairman

Mark R. Fetting, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Chief Financial Officer

Gregory T. Merz, Vice President and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Wm. Shane Hughes, Treasurer

Susan C. Curry, Assistant Treasurer

William S. Kirby, Assistant Treasurer

Richard M. Wachterman, Secretary

Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

Kirkpatrick & Lockhart Preston Gates Ellis LLP

Washington, DC

Independent Auditors

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Equity Funds

American Leading Companies Trust

Classic Valuation Fund

Growth Trust

Special Investment Trust

U.S. Small-Capitalization Value Trust

Value Trust

Specialty Funds

Opportunity Trust

Global Funds

Emerging Markets Trust

Global Income Trust

International Equity Trust

Taxable Bond Funds

Core Bond Fund

Investment Grade Income Portfolio

Limited Duration Bond Portfolio

Tax-Free Bond Funds

Maryland Tax-Free Income Trust

Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmasonfunds.com/funds/about/aboutlmf.asp#results.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally the Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. For a free prospectus for this or any other Legg Mason fund, visit www.leggmasonfunds.com. Please read the prospectus carefully before investing.

Legg Mason Funds	Legg Mason Investor Services — Institutional
For Primary Class Shareholders	For R, FI and I Class Shareholders
c/o BFDS	c/o BFDS
P.O. Box 55214	P.O. Box 8037
Boston, MA 02205-8504	Boston, MA 02206-8037
800-822-5544	888-425-6432
www.leggmasonfunds.com	www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor
A Legg Mason, Inc. subsidiary